Exhibit 99.1


                    ETHYL CORPORATION OBTAINS LOAN EXTENSION

Richmond, VA, March 3, 2003 - Ethyl Corporation (NYSE: EY) announced today that it has satisfied all conditions for the extension of its current credit facility and the maturity date has been extended to March 31, 2004. The Company is pleased to have obtained the extension and will continue to focus on improving profits and providing customers with top quality products.


                            FOR INFORMATION CONTACT:

                                David A. Fiorenza

                               Investor Relations

                               Phone: 804-788-5555

                                Fax: 804-788-5688

                       Email: investorrelations@ethyl.com